RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.

ANNOUNCES FINAL RESULTS OF Rights Offering

West Palm Beach, FL– November 20, 2025 – RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) today announced the final results of its transferable rights offering (the “Offering”).The Fund will issue 1,180,525 new shares of common stock as a result of the Offering which closed on November 18, 2025 (the “Expiration Date”).

The subscription price of $7.94 per share in the Offering was established on the Expiration Date based on a formula equal to 90% of the reported net asset value per share of common stock. Gross proceeds received by the Fund, before any expenses of the Offering, are expected to total approximately $9.4 million.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return. The Fund had approximately $211.9 million of total net assets and 23.8 million shares of common stock outstanding as of October 31, 2025.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the shares of common stock, you should consider the risks as well as the other information in the prospectus.

Past performance is no guarantee of future results.

Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, visit www.rivernorth.com or call 844.569.4750. Please read them carefully before investing.

RiverNorth Capital Management, LLC

RiverNorth Capital Management, LLC (“RiverNorth”) is an independent investment manager and closed-end fund expert specializing in opportunistic strategies and structures built to exploit market inefficiencies. Founded in 2000, RiverNorth manages $5.1 billion1 of assets in registered funds, private funds and separately managed accounts.

Investor Contact

RiverNorth CEF Investor Relations

800-646-0148, Option 1

CEF@rivernorth.com

[1]	As of October 31, 2025. Firm AUM reflects Managed Assets which includes the effects of leverage and investments in affiliated funds.

Not FDIC Insured | May Lose Value | No Bank Guarantee
Marketing services provided by ALPS Distributors Inc. ALPS and RiverNorth are not affiliated.
RiverNorth® is a registered trademark of RiverNorth Capital Management, LLC.

©2000-2025 RiverNorth Capital Management, LLC. All rights reserved.
OPP000153